SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                      December 1, 2000 (November 30, 2000)



                                   AT&T CORP.
               (Exact Name of Registrant as Specified in Charter)


       New York                        No. 1-1105              No.  13-4924710
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
    of Incorporation)                  File Number)          Identification No.)



            32 Avenue of the Americas, New York, New York 10013-2412 (Address of Principal Executive Offices, including ZIP code)


                                 (212) 387-5400
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     On November 30, 2000, AT&T Corp. and NTT DoCoMo, Inc. announced that
NTT DoCoMo has agreed to invest approximately $9.8 billion for AT&T preferred stock, equivalent to 406 million shares of AT&T Wireless tracking stock (representing a 16% economic interest in the AT&T Wireless Group). NTT DoCoMo will also acquire five-year warrants to purchase the equivalent of an additional
41.7 million shares of AT&T Wireless tracking stock at $35 per share. In addition, the two companies also announced that AT&T Wireless and NTT DoCoMo will form a strategic alliance with respect to mobile multimedia services.

      Copies of the binding letter agreement, term sheet and material annexes to the term sheet and the press release are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 99.1, respectively, and are incorporated herein by reference. This summary is qualified by reference to such exhibits.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.


      Exhibit 10.1 Letter Agreement by and among AT&T Corp., AT&T Wireless Services, Inc. and NTT DoCoMo, Inc., dated November 30, 2000. (Schedules and certain other attachments to this Exhibit have not been filed; upon request, AT&T will furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or attachment.)

      Exhibit 10.2 Exhibit 1 to the Letter Agreement by and among AT&T Corp., AT&T Wireless Services, Inc. and NTT DoCoMo, Inc., dated November 30, 2000 - Investment and Strategic Alliance Term Sheet. (Schedules and certain other attachments to this Exhibit have not been filed; upon request, AT&T will furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or attachment.)

      Exhibit 10.3 Annex A to the Investment and Strategic Alliance Term Sheet - Warrant Term Sheet.

      Exhibit 10.4   Annex F to the Investment and Strategic Alliance Term Sheet
                     - Non-Competition and Confidentiality.

      Exhibit 99.1 AT&T Corp. Press Release issued November 30, 2000 entitled "AT&T AND NTT DOCOMO ANNOUNCE STRATEGIC WIRELESS ALLIANCE."

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     AT&T CORP.




                                     /s/  Steven Garfinkel
                                     -----------------------------------
                                     By:  Steven Garfinkel
                                          Assistant Secretary



December 1, 2000

                                 Exhibit Index
                                 -------------


       Exhibit No.            Document
       ----------             --------

      Exhibit 10.1 Letter Agreement by and among AT&T Corp., AT&T Wireless Services, Inc. and NTT DoCoMo, Inc., dated November 30, 2000. (Schedules and certain other attachments to this Exhibit have not been filed; upon request, AT&T will furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or attachment.)

      Exhibit 10.2 Exhibit 1 to the Letter Agreement by and among AT&T Corp., AT&T Wireless Services, Inc. and NTT DoCoMo, Inc., dated November 30, 2000 - Investment and Strategic Alliance Term Sheet. (Schedules and certain other attachments to this Exhibit have not been filed; upon request, AT&T will furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or attachment.)

      Exhibit 10.3 Annex A to the Investment and Strategic Alliance Term Sheet - Warrant Term Sheet.

      Exhibit 10.4   Annex F to the Investment and Strategic Alliance Term Sheet
                     - Non-Competition and Confidentiality.

      Exhibit 99.1 AT&T Corp. Press Release issued November 30, 2000 entitled "AT&T AND NTT DOCOMO ANNOUNCE STRATEGIC WIRELESS ALLIANCE."